FT 4610

                                TRUST AGREEMENT

                             Dated: January 9, 2014

      The Trust Agreement among First Trust Portfolios L.P., as Depositor, The Bank of New York Mellon, as Trustee, First Trust Advisors L.P., as Evaluator and Portfolio Supervisor, and FTP Services LLC, as FTPS Unit Servicing Agent, sets forth certain provisions in full and incorporates other provisions by reference to the document entitled "Standard Terms and Conditions of Trust for FT 4484 and certain subsequent Series, Effective: November 6, 2013" (herein called the "Standard Terms and Conditions of Trust"), and such provisions as are incorporated by reference constitute a single instrument. All references herein to Articles and Sections are to Articles and Sections of the Standard Terms and Conditions of Trust.

                                WITNESSETH THAT:

      In consideration of the premises and of the mutual agreements herein contained, the Depositor, the Trustee, the Evaluator, the Portfolio Supervisor and the FTPS Unit Servicing Agent agree as follows:

                                     PART I

                     STANDARD TERMS AND CONDITIONS OF TRUST

      Subject to the provisions of Part II hereof, all the provisions contained in the Standard Terms and Conditions of Trust are herein incorporated by reference in their entirety and shall be deemed to be a part of this instrument as fully and to the same extent as though said provisions had been set forth in full in this instrument.

                                    PART II

                     SPECIAL TERMS AND CONDITIONS OF TRUST

                      DOW(R) TARGET 5 1Q '14 - TERM 4/9/15

      The following special terms and conditions are hereby agreed to:

      A.  The  Securities  initially  deposited in the Trust pursuant to Section
2.01 of the Standard Terms and Conditions of Trust are set forth in Schedule A hereto.

      B. The aggregate number of Units delivered by the Trustee on the Initial Date of Deposit in exchange for the Securities pursuant to Section 2.03 of the Standard Terms and Conditions of Trust and the initial fractional undivided interest in and ownership of the Trust represented by each Unit thereof are set forth in the Prospectus in the section "Summary of Essential Information."

      Documentation confirming the ownership of this number of Units for the Trust is being delivered by the Trustee to the Depositor pursuant to Section
2.03 of the Standard Terms and Conditions of Trust.

      C. The Record Date shall be as set forth in the Prospectus under "Summary of Essential Information." The Trustee shall pay the amounts specified in Part I of Section 3.05 of the Standard Terms and Conditions of Trust accrued as of the Record Date on or shortly after the last Business Day of the month in which the Record Date occurs.

      D. The Distribution Date shall be the 25th day of the month in which the related Record Date occurs.

      E. The Mandatory Termination Date for the Trust shall be as set forth in the Prospectus under "Summary of Essential Information."

      F. First Trust Advisors L.P.'s compensation as referred to in Section 4.03 of the Standard Terms and Conditions of Trust and FTP Services LLC's compensation as referred to in Section 3.16 of the Standard Terms and Conditions of Trust shall collectively be an annual fee in the amount of $.0060 per Unit.

      G. The Trustee's compensation rate pursuant to Section 6.04 of the Standard Terms and Conditions of Trust shall be an annual fee in the amount of $.0085 per Unit. However, in no event shall the Trustee receive compensation in any one year from any Trust of less than $2,000.

      H. The Initial Date of Deposit for the Trust is January 9, 2014.

      I. There is no minimum amount of Securities to be sold by the Trustee pursuant to Section 5.02 of the Indenture for the redemption of Units.

      J. The minimum number of Units a Unit holder must redeem in order to be eligible for an in-kind distribution of Securities pursuant to Section 5.02 shall be 2,500 Units of the Trust. However, the ability to request an in-kind distribution of Securities pursuant to Section 5.02 will terminate at any time that the number of outstanding Units has been reduced to 10% or less of the highest number of Units issued by the Trust. No in-kind distribution requests submitted during the 30 business days prior to the Trust's Mandatory Termination Date will be honored.

      K. No Unit holder will be eligible for an in-kind distribution of Securities pursuant to Section 8.02.


                                    PART II

                     SPECIAL TERMS AND CONDITIONS OF TRUST

                    DOW(R) TARGET DVD. 1Q '14 - TERM 4/9/15

      The following special terms and conditions are hereby agreed to:

      A.  The  Securities  initially  deposited in the Trust pursuant to Section
2.01 of the Standard Terms and Conditions of Trust are set forth in Schedule A hereto.

      B. The aggregate number of Units delivered by the Trustee on the Initial Date of Deposit in exchange for the Securities pursuant to Section 2.03 of the Standard Terms and Conditions of Trust and the initial fractional undivided interest in and ownership of the Trust represented by each Unit thereof are set forth in the Prospectus in the section "Summary of Essential Information."

      Documentation confirming the ownership of this number of Units for the Trust is being delivered by the Trustee to the Depositor pursuant to Section
2.03 of the Standard Terms and Conditions of Trust.

      C. The Record Date shall be as set forth in the Prospectus under "Summary of Essential Information." The Trustee shall pay the amounts specified in Part I of Section 3.05 of the Standard Terms and Conditions of Trust accrued as of the Record Date on or shortly after the last Business Day of the month in which the Record Date occurs.

      D. The Distribution Date shall be the 25th day of the month in which the related Record Date occurs.

      E. The Mandatory Termination Date for the Trust shall be as set forth in the Prospectus under "Summary of Essential Information."

      F. First Trust Advisors L.P.'s compensation as referred to in Section 4.03 of the Standard Terms and Conditions of Trust and FTP Services LLC's compensation as referred to in Section 3.16 of the Standard Terms and Conditions of Trust shall collectively be an annual fee in the amount of $.0060 per Unit.

      G. The Trustee's compensation rate pursuant to Section 6.04 of the Standard Terms and Conditions of Trust shall be an annual fee in the amount of $.0085 per Unit. However, in no event shall the Trustee receive compensation in any one year from any Trust of less than $2,000.

      H. The Initial Date of Deposit for the Trust is January 9, 2014.

      I. There is no minimum amount of Securities to be sold by the Trustee pursuant to Section 5.02 of the Indenture for the redemption of Units.

      J. The minimum number of Units a Unit holder must redeem in order to be eligible for an in-kind distribution of Securities pursuant to Section 5.02 shall be 2,500 Units of the Trust. However, the ability to request an in-kind distribution of Securities pursuant to Section 5.02 will terminate at any time that the number of outstanding Units has been reduced to 10% or less of the highest number of Units issued by the Trust. No in-kind distribution requests submitted during the 30 business days prior to the Trust's Mandatory Termination Date will be honored.

      K. No Unit holder will be eligible for an in-kind distribution of Securities pursuant to Section 8.02.


                                    PART II

                     SPECIAL TERMS AND CONDITIONS OF TRUST

                     GLOBAL TARGET 15 1Q '14 - TERM 4/9/15

      The following special terms and conditions are hereby agreed to:

      A.  The  Securities  initially  deposited in the Trust pursuant to Section
2.01 of the Standard Terms and Conditions of Trust are set forth in Schedule A hereto.

      B. The aggregate number of Units delivered by the Trustee on the Initial Date of Deposit in exchange for the Securities pursuant to Section 2.03 of the Standard Terms and Conditions of Trust and the initial fractional undivided interest in and ownership of the Trust represented by each Unit thereof are set forth in the Prospectus in the section "Summary of Essential Information."

      Documentation confirming the ownership of this number of Units for the Trust is being delivered by the Trustee to the Depositor pursuant to Section
2.03 of the Standard Terms and Conditions of Trust.

      C. The Record Date shall be as set forth in the Prospectus under "Summary of Essential Information." The Trustee shall pay the amounts specified in Part I of Section 3.05 of the Standard Terms and Conditions of Trust accrued as of the Record Date on or shortly after the last Business Day of the month in which the Record Date occurs.

      D. The Distribution Date shall be the 25th day of the month in which the related Record Date occurs.

      E. The Mandatory Termination Date for the Trust shall be as set forth in the Prospectus under "Summary of Essential Information."

      F. First Trust Advisors L.P.'s compensation as referred to in Section 4.03 of the Standard Terms and Conditions of Trust and FTP Services LLC's compensation as referred to in Section 3.16 of the Standard Terms and Conditions of Trust shall collectively be an annual fee in the amount of $.0060 per Unit.

      G. The Trustee's compensation rate pursuant to Section 6.04 of the Standard Terms and Conditions of Trust shall be an annual fee in the amount of $.0085 per Unit. However, in no event shall the Trustee receive compensation in any one year from any Trust of less than $2,000.

      H. The Initial Date of Deposit for the Trust is January 9, 2014.

      I. There is no minimum amount of Securities to be sold by the Trustee pursuant to Section 5.02 of the Indenture for the redemption of Units.

      J. No Unit holder will be eligible for an in-kind distribution of Securities pursuant to Section 5.02.


      K. No Unit holder will be eligible for an in-kind distribution of Securities pursuant to Section 8.02.


                                    PART II

                     SPECIAL TERMS AND CONDITIONS OF TRUST

                  NYSE(R) INTL. TARGET 25 1Q '14 - TERM 4/9/15

      The following special terms and conditions are hereby agreed to:

      A.  The  Securities  initially  deposited in the Trust pursuant to Section
2.01 of the Standard Terms and Conditions of Trust are set forth in Schedule A hereto.

      B. The aggregate number of Units delivered by the Trustee on the Initial Date of Deposit in exchange for the Securities pursuant to Section 2.03 of the Standard Terms and Conditions of Trust and the initial fractional undivided interest in and ownership of the Trust represented by each Unit thereof are set forth in the Prospectus in the section "Summary of Essential Information."

      Documentation confirming the ownership of this number of Units for the Trust is being delivered by the Trustee to the Depositor pursuant to Section
2.03 of the Standard Terms and Conditions of Trust.

      C. The Record Date shall be as set forth in the Prospectus under "Summary of Essential Information." The Trustee shall pay the amounts specified in Part I of Section 3.05 of the Standard Terms and Conditions of Trust accrued as of the Record Date on or shortly after the last Business Day of the month in which the Record Date occurs.

      D. The Distribution Date shall be the 25th day of the month in which the related Record Date occurs.

      E. The Mandatory Termination Date for the Trust shall be as set forth in the Prospectus under "Summary of Essential Information."

      F. First Trust Advisors L.P.'s compensation as referred to in Section 4.03 of the Standard Terms and Conditions of Trust and FTP Services LLC's compensation as referred to in Section 3.16 of the Standard Terms and Conditions of Trust shall collectively be an annual fee in the amount of $.0060 per Unit.

      G. The Trustee's compensation rate pursuant to Section 6.04 of the Standard Terms and Conditions of Trust shall be an annual fee in the amount of $.0085 per Unit. However, in no event shall the Trustee receive compensation in any one year from any Trust of less than $2,000.

      H. The Initial Date of Deposit for the Trust is January 9, 2014.

      I. There is no minimum amount of Securities to be sold by the Trustee pursuant to Section 5.02 of the Indenture for the redemption of Units.

      J. The minimum number of Units a Unit holder must redeem in order to be eligible for an in-kind distribution of Securities pursuant to Section 5.02 shall be 2,500 Units of the Trust. No in-kind distribution requests submitted during the 10 business days prior to the Trust's Mandatory Termination Date will be honored.

      K. No Unit holder will be eligible for an in-kind distribution of Securities pursuant to Section 8.02.


                                    PART II

                     SPECIAL TERMS AND CONDITIONS OF TRUST

                       S&P TARGET 24 1Q '14 - TERM 4/9/15

      The following special terms and conditions are hereby agreed to:

      A.  The  Securities  initially  deposited in the Trust pursuant to Section
2.01 of the Standard Terms and Conditions of Trust are set forth in Schedule A hereto.

      B. The aggregate number of Units delivered by the Trustee on the Initial Date of Deposit in exchange for the Securities pursuant to Section 2.03 of the Standard Terms and Conditions of Trust and the initial fractional undivided interest in and ownership of the Trust represented by each Unit thereof are set forth in the Prospectus in the section "Summary of Essential Information."

      Documentation confirming the ownership of this number of Units for the Trust is being delivered by the Trustee to the Depositor pursuant to Section
2.03 of the Standard Terms and Conditions of Trust.

      C. The Record Date shall be as set forth in the Prospectus under "Summary of Essential Information." The Trustee shall pay the amounts specified in Part I of Section 3.05 of the Standard Terms and Conditions of Trust accrued as of the Record Date on or shortly after the last Business Day of the month in which the Record Date occurs.

      D. The Distribution Date shall be the 25th day of the month in which the related Record Date occurs.

      E. The Mandatory Termination Date for the Trust shall be as set forth in the Prospectus under "Summary of Essential Information."

      F. First Trust Advisors L.P.'s compensation as referred to in Section 4.03 of the Standard Terms and Conditions of Trust and FTP Services LLC's compensation as referred to in Section 3.16 of the Standard Terms and Conditions of Trust shall collectively be an annual fee in the amount of $.0060 per Unit.

      G. The Trustee's compensation rate pursuant to Section 6.04 of the Standard Terms and Conditions of Trust shall be an annual fee in the amount of $.0085 per Unit. However, in no event shall the Trustee receive compensation in any one year from any Trust of less than $2,000.

      H. The Initial Date of Deposit for the Trust is January 9, 2014.

      I. There is no minimum amount of Securities to be sold by the Trustee pursuant to Section 5.02 of the Indenture for the redemption of Units.

      J. The minimum number of Units a Unit holder must redeem in order to be eligible for an in-kind distribution of Securities pursuant to Section 5.02 shall be 2,500 Units of the Trust. However, the ability to request an in-kind distribution of Securities pursuant to Section 5.02 will terminate at any time that the number of outstanding Units has been reduced to 10% or less of the highest number of Units issued by the Trust. No in-kind distribution requests submitted during the 30 business days prior to the Trust's Mandatory Termination Date will be honored.

      K. No Unit holder will be eligible for an in-kind distribution of Securities pursuant to Section 8.02.


                                    PART II

                     SPECIAL TERMS AND CONDITIONS OF TRUST

                    S&P TARGET SMID 60 1Q '14 - TERM 4/9/15

      The following special terms and conditions are hereby agreed to:

      A.  The  Securities  initially  deposited in the Trust pursuant to Section
2.01 of the Standard Terms and Conditions of Trust are set forth in Schedule A hereto.

      B. The aggregate number of Units delivered by the Trustee on the Initial Date of Deposit in exchange for the Securities pursuant to Section 2.03 of the Standard Terms and Conditions of Trust and the initial fractional undivided interest in and ownership of the Trust represented by each Unit thereof are set forth in the Prospectus in the section "Summary of Essential Information."

      Documentation confirming the ownership of this number of Units for the Trust is being delivered by the Trustee to the Depositor pursuant to Section
2.03 of the Standard Terms and Conditions of Trust.

      C. The Record Date shall be as set forth in the Prospectus under "Summary of Essential Information." The Trustee shall pay the amounts specified in Part I of Section 3.05 of the Standard Terms and Conditions of Trust accrued as of the Record Date on or shortly after the last Business Day of the month in which the Record Date occurs.

      D. The Distribution Date shall be the 25th day of the month in which the related Record Date occurs.

      E. The Mandatory Termination Date for the Trust shall be as set forth in the Prospectus under "Summary of Essential Information."

      F. First Trust Advisors L.P.'s compensation as referred to in Section 4.03 of the Standard Terms and Conditions of Trust and FTP Services LLC's compensation as referred to in Section 3.16 of the Standard Terms and Conditions of Trust shall collectively be an annual fee in the amount of $.0060 per Unit.

      G. The Trustee's compensation rate pursuant to Section 6.04 of the Standard Terms and Conditions of Trust shall be an annual fee in the amount of $.0085 per Unit. However, in no event shall the Trustee receive compensation in any one year from any Trust of less than $2,000.

      H. The Initial Date of Deposit for the Trust is January 9, 2014.

      I. There is no minimum amount of Securities to be sold by the Trustee pursuant to Section 5.02 of the Indenture for the redemption of Units.

      J. The minimum number of Units a Unit holder must redeem in order to be eligible for an in-kind distribution of Securities pursuant to Section 5.02 shall be 2,500 Units of the Trust. No in-kind distribution requests submitted during the 10 business days prior to the Trust's Mandatory Termination Date will be honored.

      K. No Unit holder will be eligible for an in-kind distribution of Securities pursuant to Section 8.02.


                                    PART II

                     SPECIAL TERMS AND CONDITIONS OF TRUST

                    TARGET DIVSD. DVD. 1Q '14 - TERM 4/9/15

      The following special terms and conditions are hereby agreed to:

      A.  The  Securities  initially  deposited in the Trust pursuant to Section
2.01 of the Standard Terms and Conditions of Trust are set forth in Schedule A hereto.

      B. The aggregate number of Units delivered by the Trustee on the Initial Date of Deposit in exchange for the Securities pursuant to Section 2.03 of the Standard Terms and Conditions of Trust and the initial fractional undivided interest in and ownership of the Trust represented by each Unit thereof are set forth in the Prospectus in the section "Summary of Essential Information."

      Documentation confirming the ownership of this number of Units for the Trust is being delivered by the Trustee to the Depositor pursuant to Section
2.03 of the Standard Terms and Conditions of Trust.

      C. The Record Date shall be as set forth in the Prospectus under "Summary of Essential Information." The Trustee shall pay the amounts specified in Part I of Section 3.05 of the Standard Terms and Conditions of Trust accrued as of the Record Date on or shortly after the last Business Day of the month in which the Record Date occurs.

      D. The Distribution Date shall be the 25th day of the month in which the related Record Date occurs.

      E. The Mandatory Termination Date for the Trust shall be as set forth in the Prospectus under "Summary of Essential Information."

      F. First Trust Advisors L.P.'s compensation as referred to in Section 4.03 of the Standard Terms and Conditions of Trust and FTP Services LLC's compensation as referred to in Section 3.16 of the Standard Terms and Conditions of Trust shall collectively be an annual fee in the amount of $.0060 per Unit.

      G. The Trustee's compensation rate pursuant to Section 6.04 of the Standard Terms and Conditions of Trust shall be an annual fee in the amount of $.0085 per Unit. However, in no event shall the Trustee receive compensation in any one year from any Trust of less than $2,000.

      H. The Initial Date of Deposit for the Trust is January 9, 2014.

      I. There is no minimum amount of Securities to be sold by the Trustee pursuant to Section 5.02 of the Indenture for the redemption of Units.

      J. The minimum number of Units a Unit holder must redeem in order to be eligible for an in-kind distribution of Securities pursuant to Section 5.02 shall be 2,500 Units of the Trust. No in-kind distribution requests submitted during the 10 business days prior to the Trust's Mandatory Termination Date will be honored.

      K. No Unit holder will be eligible for an in-kind distribution of Securities pursuant to Section 8.02.


                                    PART II

                     SPECIAL TERMS AND CONDITIONS OF TRUST

                 TARGET DVD. MULTI-STRAT. 1Q '14 - TERM 4/9/15

      The following special terms and conditions are hereby agreed to:

      A.  The  Securities  initially  deposited in the Trust pursuant to Section
2.01 of the Standard Terms and Conditions of Trust are set forth in Schedule A hereto.

      B. The aggregate number of Units delivered by the Trustee on the Initial Date of Deposit in exchange for the Securities pursuant to Section 2.03 of the Standard Terms and Conditions of Trust and the initial fractional undivided interest in and ownership of the Trust represented by each Unit thereof are set forth in the Prospectus in the section "Summary of Essential Information."

      Documentation confirming the ownership of this number of Units for the Trust is being delivered by the Trustee to the Depositor pursuant to Section
2.03 of the Standard Terms and Conditions of Trust.

      C. The Record Date shall be as set forth in the Prospectus under "Summary of Essential Information." The Trustee shall pay the amounts specified in Part I of Section 3.05 of the Standard Terms and Conditions of Trust accrued as of the Record Date on or shortly after the last Business Day of the month in which the Record Date occurs.

      D. The Distribution Date shall be the 25th day of the month in which the related Record Date occurs.

      E. The Mandatory Termination Date for the Trust shall be as set forth in the Prospectus under "Summary of Essential Information."

      F. First Trust Advisors L.P.'s compensation as referred to in Section 4.03 of the Standard Terms and Conditions of Trust and FTP Services LLC's compensation as referred to in Section 3.16 of the Standard Terms and Conditions of Trust shall collectively be an annual fee in the amount of $.0060 per Unit.

      G. The Trustee's compensation rate pursuant to Section 6.04 of the Standard Terms and Conditions of Trust shall be an annual fee in the amount of $.0085 per Unit. However, in no event shall the Trustee receive compensation in any one year from any Trust of less than $2,000.

      H. The Initial Date of Deposit for the Trust is January 9, 2014.

      I. There is no minimum amount of Securities to be sold by the Trustee pursuant to Section 5.02 of the Indenture for the redemption of Units.

      J. The minimum number of Units a Unit holder must redeem in order to be eligible for an in-kind distribution of Securities pursuant to Section 5.02 shall be 5,000 Units of the Trust. No in-kind distribution requests submitted during the 10 business days prior to the Trust's Mandatory Termination Date will be honored.

            K. No Unit holder will be eligible for an in-kind distribution of Securities pursuant to Section 8.02.

                                    PART II

                     SPECIAL TERMS AND CONDITIONS OF TRUST

                     TARGET DBL. PLAY 1Q '14 - TERM 4/9/15

      The following special terms and conditions are hereby agreed to:

      A.  The  Securities  initially  deposited in the Trust pursuant to Section
2.01 of the Standard Terms and Conditions of Trust are set forth in Schedule A hereto.

      B. The aggregate number of Units delivered by the Trustee on the Initial Date of Deposit in exchange for the Securities pursuant to Section 2.03 of the Standard Terms and Conditions of Trust and the initial fractional undivided interest in and ownership of the Trust represented by each Unit thereof are set forth in the Prospectus in the section "Summary of Essential Information."

      Documentation confirming the ownership of this number of Units for the Trust is being delivered by the Trustee to the Depositor pursuant to Section
2.03 of the Standard Terms and Conditions of Trust.

      C. The Record Date shall be as set forth in the Prospectus under "Summary of Essential Information." The Trustee shall pay the amounts specified in Part I of Section 3.05 of the Standard Terms and Conditions of Trust accrued as of the Record Date on or shortly after the last Business Day of the month in which the Record Date occurs.

      D. The Distribution Date shall be the 25th day of the month in which the related Record Date occurs.

      E. The Mandatory Termination Date for the Trust shall be as set forth in the Prospectus under "Summary of Essential Information."

      F. First Trust Advisors L.P.'s compensation as referred to in Section 4.03 of the Standard Terms and Conditions of Trust and FTP Services LLC's compensation as referred to in Section 3.16 of the Standard Terms and Conditions of Trust shall collectively be an annual fee in the amount of $.0060 per Unit.

      G. The Trustee's compensation rate pursuant to Section 6.04 of the Standard Terms and Conditions of Trust shall be an annual fee in the amount of $.0085 per Unit. However, in no event shall the Trustee receive compensation in any one year from any Trust of less than $2,000.

      H. The Initial Date of Deposit for the Trust is January 9, 2014.

      I. There is no minimum amount of Securities to be sold by the Trustee pursuant to Section 5.02 of the Indenture for the redemption of Units.

      J. The minimum number of Units a Unit holder must redeem in order to be eligible for an in-kind distribution of Securities pursuant to Section 5.02 shall be 2,500 Units of the Trust. No in-kind distribution requests submitted during the 10 business days prior to the Trust's Mandatory Termination Date will be honored.

      K. No Unit holder will be eligible for an in-kind distribution of Securities pursuant to Section 8.02.


                                    PART II

                     SPECIAL TERMS AND CONDITIONS OF TRUST

                      TARGET FOCUS 4 1Q '14 - TERM 4/9/15

      The following special terms and conditions are hereby agreed to:

      A.  The  Securities  initially  deposited in the Trust pursuant to Section
2.01 of the Standard Terms and Conditions of Trust are set forth in Schedule A hereto.

      B. The aggregate number of Units delivered by the Trustee on the Initial Date of Deposit in exchange for the Securities pursuant to Section 2.03 of the Standard Terms and Conditions of Trust and the initial fractional undivided interest in and ownership of the Trust represented by each Unit thereof are set forth in the Prospectus in the section "Summary of Essential Information."

      Documentation confirming the ownership of this number of Units for the Trust is being delivered by the Trustee to the Depositor pursuant to Section
2.03 of the Standard Terms and Conditions of Trust.

      C. The Record Date shall be as set forth in the Prospectus under "Summary of Essential Information." The Trustee shall pay the amounts specified in Part I of Section 3.05 of the Standard Terms and Conditions of Trust accrued as of the Record Date on or shortly after the last Business Day of the month in which the Record Date occurs.

      D. The Distribution Date shall be the 25th day of the month in which the related Record Date occurs.

      E. The Mandatory Termination Date for the Trust shall be as set forth in the Prospectus under "Summary of Essential Information."

      F. First Trust Advisors L.P.'s compensation as referred to in Section 4.03 of the Standard Terms and Conditions of Trust and FTP Services LLC's compensation as referred to in Section 3.16 of the Standard Terms and Conditions of Trust shall collectively be an annual fee in the amount of $.0060 per Unit.

      G. The Trustee's compensation rate pursuant to Section 6.04 of the Standard Terms and Conditions of Trust shall be an annual fee in the amount of $.0085 per Unit. However, in no event shall the Trustee receive compensation in any one year from any Trust of less than $2,000.

      H. The Initial Date of Deposit for the Trust is January 9, 2014.

      I. There is no minimum amount of Securities to be sold by the Trustee pursuant to Section 5.02 of the Indenture for the redemption of Units.

      J. The minimum number of Units a Unit holder must redeem in order to be eligible for an in-kind distribution of Securities pursuant to Section 5.02 shall be 5,000 Units of the Trust. No in-kind distribution requests submitted during the 10 business days prior to the Trust's Mandatory Termination Date will be honored.

      K. No Unit holder will be eligible for an in-kind distribution of Securities pursuant to Section 8.02.




                                    PART II

                     SPECIAL TERMS AND CONDITIONS OF TRUST

                      TARGET FOCUS 5 1Q '14 - TERM 4/9/15

      The following special terms and conditions are hereby agreed to:

      A.  The  Securities  initially  deposited in the Trust pursuant to Section
2.01 of the Standard Terms and Conditions of Trust are set forth in Schedule A hereto.

      B. The aggregate number of Units delivered by the Trustee on the Initial Date of Deposit in exchange for the Securities pursuant to Section 2.03 of the Standard Terms and Conditions of Trust and the initial fractional undivided interest in and ownership of the Trust represented by each Unit thereof are set forth in the Prospectus in the section "Summary of Essential Information."

      Documentation confirming the ownership of this number of Units for the Trust is being delivered by the Trustee to the Depositor pursuant to Section
2.03 of the Standard Terms and Conditions of Trust.

      C. The Record Date shall be as set forth in the Prospectus under "Summary of Essential Information." The Trustee shall pay the amounts specified in Part I of Section 3.05 of the Standard Terms and Conditions of Trust accrued as of the Record Date on or shortly after the last Business Day of the month in which the Record Date occurs.

      D. The Distribution Date shall be the 25th day of the month in which the related Record Date occurs.

      E. The Mandatory Termination Date for the Trust shall be as set forth in the Prospectus under "Summary of Essential Information."

      F. First Trust Advisors L.P.'s compensation as referred to in Section 4.03 of the Standard Terms and Conditions of Trust and FTP Services LLC's compensation as referred to in Section 3.16 of the Standard Terms and Conditions of Trust shall collectively be an annual fee in the amount of $.0060 per Unit.

      G. The Trustee's compensation rate pursuant to Section 6.04 of the Standard Terms and Conditions of Trust shall be an annual fee in the amount of $.0085 per Unit. However, in no event shall the Trustee receive compensation in any one year from any Trust of less than $2,000.

      H. The Initial Date of Deposit for the Trust is January 9, 2014.

      I. There is no minimum amount of Securities to be sold by the Trustee pursuant to Section 5.02 of the Indenture for the redemption of Units.

      J. The minimum number of Units a Unit holder must redeem in order to be eligible for an in-kind distribution of Securities pursuant to Section 5.02 shall be 5,000 Units of the Trust. No in-kind distribution requests submitted during the 10 business days prior to the Trust's Mandatory Termination Date will be honored.

      K. No Unit holder will be eligible for an in-kind distribution of Securities pursuant to Section 8.02.


                                    PART II

                     SPECIAL TERMS AND CONDITIONS OF TRUST

                TARGET GLOBAL DVD. LEADERS 1Q '14 - TERM 4/9/15

      The following special terms and conditions are hereby agreed to:

      A.  The  Securities  initially  deposited in the Trust pursuant to Section
2.01 of the Standard Terms and Conditions of Trust are set forth in Schedule A hereto.

      B. The aggregate number of Units delivered by the Trustee on the Initial Date of Deposit in exchange for the Securities pursuant to Section 2.03 of the Standard Terms and Conditions of Trust and the initial fractional undivided interest in and ownership of the Trust represented by each Unit thereof are set forth in the Prospectus in the section "Summary of Essential Information."

      Documentation confirming the ownership of this number of Units for the Trust is being delivered by the Trustee to the Depositor pursuant to Section
2.03 of the Standard Terms and Conditions of Trust.

      C. The Record Date shall be as set forth in the Prospectus under "Summary of Essential Information." The Trustee shall pay the amounts specified in Part I of Section 3.05 of the Standard Terms and Conditions of Trust accrued as of the Record Date on or shortly after the last Business Day of the month in which the Record Date occurs.

      D. The Distribution Date shall be the 25th day of the month in which the related Record Date occurs.

      E. The Mandatory Termination Date for the Trust shall be as set forth in the Prospectus under "Summary of Essential Information."

      F. First Trust Advisors L.P.'s compensation as referred to in Section 4.03 of the Standard Terms and Conditions of Trust and FTP Services LLC's compensation as referred to in Section 3.16 of the Standard Terms and Conditions of Trust shall collectively be an annual fee in the amount of $.0060 per Unit.

      G. The Trustee's compensation rate pursuant to Section 6.04 of the Standard Terms and Conditions of Trust shall be an annual fee in the amount of $.0085 per Unit. However, in no event shall the Trustee receive compensation in any one year from any Trust of less than $2,000.

      H. The Initial Date of Deposit for the Trust is January 9, 2014.

      I. There is no minimum amount of Securities to be sold by the Trustee pursuant to Section 5.02 of the Indenture for the redemption of Units.

      J. The minimum number of Units a Unit holder must redeem in order to be eligible for an in-kind distribution of Securities pursuant to Section 5.02 shall be 2,500 Units of the Trust. No in-kind distribution requests submitted during the 10 business days prior to the Trust's Mandatory Termination Date will be honored.

      K. No Unit holder will be eligible for an in-kind distribution of Securities pursuant to Section 8.02.


                                    PART II

                     SPECIAL TERMS AND CONDITIONS OF TRUST

                       TARGET GROWTH 1Q '14 - TERM 4/9/15

      The following special terms and conditions are hereby agreed to:

      A.  The  Securities  initially  deposited in the Trust pursuant to Section
2.01 of the Standard Terms and Conditions of Trust are set forth in Schedule A hereto.

      B. The aggregate number of Units delivered by the Trustee on the Initial Date of Deposit in exchange for the Securities pursuant to Section 2.03 of the Standard Terms and Conditions of Trust and the initial fractional undivided interest in and ownership of the Trust represented by each Unit thereof are set forth in the Prospectus in the section "Summary of Essential Information."

      Documentation confirming the ownership of this number of Units for the Trust is being delivered by the Trustee to the Depositor pursuant to Section
2.03 of the Standard Terms and Conditions of Trust.

      C. The Record Date shall be as set forth in the Prospectus under "Summary of Essential Information." The Trustee shall pay the amounts specified in Part I of Section 3.05 of the Standard Terms and Conditions of Trust accrued as of the Record Date on or shortly after the last Business Day of the month in which the Record Date occurs.

      D. The Distribution Date shall be the 25th day of the month in which the related Record Date occurs.

      E. The Mandatory Termination Date for the Trust shall be as set forth in the Prospectus under "Summary of Essential Information."

      F. First Trust Advisors L.P.'s compensation as referred to in Section 4.03 of the Standard Terms and Conditions of Trust and FTP Services LLC's compensation as referred to in Section 3.16 of the Standard Terms and Conditions of Trust shall collectively be an annual fee in the amount of $.0060 per Unit.

      G. The Trustee's compensation rate pursuant to Section 6.04 of the Standard Terms and Conditions of Trust shall be an annual fee in the amount of $.0085 per Unit. However, in no event shall the Trustee receive compensation in any one year from any Trust of less than $2,000.

      H. The Initial Date of Deposit for the Trust is January 9, 2014.

      I. There is no minimum amount of Securities to be sold by the Trustee pursuant to Section 5.02 of the Indenture for the redemption of Units.

      J. The minimum number of Units a Unit holder must redeem in order to be eligible for an in-kind distribution of Securities pursuant to Section 5.02 shall be 2,500 Units of the Trust. No in-kind distribution requests submitted during the 10 business days prior to the Trust's Mandatory Termination Date will be honored.

      K. No Unit holder will be eligible for an in-kind distribution of Securities pursuant to Section 8.02.


                                    PART II

                     SPECIAL TERMS AND CONDITIONS OF TRUST

                       TARGET TRIAD 1Q '14 - TERM 4/9/15

      The following special terms and conditions are hereby agreed to:

      A.  The  Securities  initially  deposited in the Trust pursuant to Section
2.01 of the Standard Terms and Conditions of Trust are set forth in Schedule A hereto.

      B. The aggregate number of Units delivered by the Trustee on the Initial Date of Deposit in exchange for the Securities pursuant to Section 2.03 of the Standard Terms and Conditions of Trust and the initial fractional undivided interest in and ownership of the Trust represented by each Unit thereof are set forth in the Prospectus in the section "Summary of Essential Information."

      Documentation confirming the ownership of this number of Units for the Trust is being delivered by the Trustee to the Depositor pursuant to Section
2.03 of the Standard Terms and Conditions of Trust.

      C. The Record Date shall be as set forth in the Prospectus under "Summary of Essential Information." The Trustee shall pay the amounts specified in Part I of Section 3.05 of the Standard Terms and Conditions of Trust accrued as of the Record Date on or shortly after the last Business Day of the month in which the Record Date occurs.

      D. The Distribution Date shall be the 25th day of the month in which the related Record Date occurs.

      E. The Mandatory Termination Date for the Trust shall be as set forth in the Prospectus under "Summary of Essential Information."

      F. First Trust Advisors L.P.'s compensation as referred to in Section 4.03 of the Standard Terms and Conditions of Trust and FTP Services LLC's compensation as referred to in Section 3.16 of the Standard Terms and Conditions of Trust shall collectively be an annual fee in the amount of $.0060 per Unit.

      G. The Trustee's compensation rate pursuant to Section 6.04 of the Standard Terms and Conditions of Trust shall be an annual fee in the amount of $.0085 per Unit. However, in no event shall the Trustee receive compensation in any one year from any Trust of less than $2,000.

      H. The Initial Date of Deposit for the Trust is January 9, 2014.

      I. There is no minimum amount of Securities to be sold by the Trustee pursuant to Section 5.02 of the Indenture for the redemption of Units.

      J. The minimum number of Units a Unit holder must redeem in order to be eligible for an in-kind distribution of Securities pursuant to Section 5.02 shall be 5,000 Units of the Trust. No in-kind distribution requests submitted during the 10 business days prior to the Trust's Mandatory Termination Date will be honored.

      K. No Unit holder will be eligible for an in-kind distribution of Securities pursuant to Section 8.02.


                                    PART II

                     SPECIAL TERMS AND CONDITIONS OF TRUST

                        TARGET VIP 1Q '14 - TERM 4/9/15

      The following special terms and conditions are hereby agreed to:

      A.  The  Securities  initially  deposited in the Trust pursuant to Section
2.01 of the Standard Terms and Conditions of Trust are set forth in Schedule A hereto.

      B. The aggregate number of Units delivered by the Trustee on the Initial Date of Deposit in exchange for the Securities pursuant to Section 2.03 of the Standard Terms and Conditions of Trust and the initial fractional undivided interest in and ownership of the Trust represented by each Unit thereof are set forth in the Prospectus in the section "Summary of Essential Information."

      Documentation confirming the ownership of this number of Units for the Trust is being delivered by the Trustee to the Depositor pursuant to Section
2.03 of the Standard Terms and Conditions of Trust.

      C. The Record Date shall be as set forth in the Prospectus under "Summary of Essential Information." The Trustee shall pay the amounts specified in Part I of Section 3.05 of the Standard Terms and Conditions of Trust accrued as of the Record Date on or shortly after the last Business Day of the month in which the Record Date occurs.

      D. The Distribution Date shall be the 25th day of the month in which the related Record Date occurs.

      E. The Mandatory Termination Date for the Trust shall be as set forth in the Prospectus under "Summary of Essential Information."

      F. First Trust Advisors L.P.'s compensation as referred to in Section 4.03 of the Standard Terms and Conditions of Trust and FTP Services LLC's compensation as referred to in Section 3.16 of the Standard Terms and Conditions of Trust shall collectively be an annual fee in the amount of $.0060 per Unit.

      G. The Trustee's compensation rate pursuant to Section 6.04 of the Standard Terms and Conditions of Trust shall be an annual fee in the amount of $.0085 per Unit. However, in no event shall the Trustee receive compensation in any one year from any Trust of less than $2,000.

      H. The Initial Date of Deposit for the Trust is January 9, 2014.

      I. There is no minimum amount of Securities to be sold by the Trustee pursuant to Section 5.02 of the Indenture for the redemption of Units.

      J. The minimum number of Units a Unit holder must redeem in order to be eligible for an in-kind distribution of Securities pursuant to Section 5.02 shall be 5,000 Units of the Trust. No in-kind distribution requests submitted during the 10 business days prior to the Trust's Mandatory Termination Date will be honored.

      K. No Unit holder will be eligible for an in-kind distribution of Securities pursuant to Section 8.02.


                                    PART II

                     SPECIAL TERMS AND CONDITIONS OF TRUST

                  VALUE LINE(R) TARGET 25 1Q '14 - TERM 4/9/15

      The following special terms and conditions are hereby agreed to:

      A.  The  Securities  initially  deposited in the Trust pursuant to Section
2.01 of the Standard Terms and Conditions of Trust are set forth in Schedule A hereto.

      B. The aggregate number of Units delivered by the Trustee on the Initial Date of Deposit in exchange for the Securities pursuant to Section 2.03 of the Standard Terms and Conditions of Trust and the initial fractional undivided interest in and ownership of the Trust represented by each Unit thereof are set forth in the Prospectus in the section "Summary of Essential Information."

      Documentation confirming the ownership of this number of Units for the Trust is being delivered by the Trustee to the Depositor pursuant to Section
2.03 of the Standard Terms and Conditions of Trust.

      C. The Record Date shall be as set forth in the Prospectus under "Summary of Essential Information." The Trustee shall pay the amounts specified in Part I of Section 3.05 of the Standard Terms and Conditions of Trust accrued as of the Record Date on or shortly after the last Business Day of the month in which the Record Date occurs.

      D. The Distribution Date shall be the 25th day of the month in which the related Record Date occurs.

      E. The Mandatory Termination Date for the Trust shall be as set forth in the Prospectus under "Summary of Essential Information."

      F. First Trust Advisors L.P.'s compensation as referred to in Section 4.03 of the Standard Terms and Conditions of Trust and FTP Services LLC's compensation as referred to in Section 3.16 of the Standard Terms and Conditions of Trust shall collectively be an annual fee in the amount of $.0060 per Unit.

      G. The Trustee's compensation rate pursuant to Section 6.04 of the Standard Terms and Conditions of Trust shall be an annual fee in the amount of $.0085 per Unit. However, in no event shall the Trustee receive compensation in any one year from any Trust of less than $2,000.

      H. The Initial Date of Deposit for the Trust is January 9, 2014.

      I. There is no minimum amount of Securities to be sold by the Trustee pursuant to Section 5.02 of the Indenture for the redemption of Units.

      J. The minimum number of Units a Unit holder must redeem in order to be eligible for an in-kind distribution of Securities pursuant to Section 5.02 shall be 2,500 Units of the Trust. However, the ability to request an in-kind distribution of Securities pursuant to Section 5.02 will terminate at any time that the number of outstanding Units has been reduced to 10% or less of the highest number of Units issued by the Trust. No in-kind distribution requests submitted during the 30 business days prior to the Trust's Mandatory Termination Date will be honored.

      K. No Unit holder will be eligible for an in-kind distribution of Securities pursuant to Section 8.02.


      IN WITNESS WHEREOF, First Trust Portfolios L.P., The Bank of New York Mellon, First Trust Advisors L.P. and FTP Services LLC have each caused this Trust Agreement to be executed and the respective corporate seal to be hereto affixed and attested (if applicable) by authorized officers; all as of the day, month and year first above written.

                                              FIRST TRUST PORTFOLIOS L.P.,
                                              Depositor


                                      By      Elizabeth H. Bull
                                              Senior Vice President



                                              THE BANK OF NEW YORK MELLON,
                                              Trustee


                                      By      Joan A. Currie
                                              Managing Director
[SEAL]

ATTEST:

Michael T. Furnari
Vice President
                                              FIRST TRUST ADVISORS L.P.,
                                              Evaluator


                                      By      Elizabeth H. Bull
                                              Senior Vice President


                                              FIRST TRUST ADVISORS L.P.,
                                              Portfolio Supervisor



                                      By      Elizabeth H. Bull
                                              Senior Vice President



                                              FTP Services LLC,
                                              FTPS Unit Servicing Agent


                                      By      Elizabeth H. Bull
                                              Senior Vice President


                         SCHEDULE A TO TRUST AGREEMENT

                         Securities Initially Deposited
                                    FT 4610


   (Note: Incorporated herein and made a part hereof for the Trust is the "Schedule of Investments" for the Trust as set forth in the Prospectus.)